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                                                                                                          EXHIBIT 10(d)

                                              AMERICAN GENERAL LIFE INSURANCE COMPANY
                                                         -----------------
                                                         Corporate Markets
                                                         -----------------
                                                    Home Office: Houston, Texas
                                                    LIFE INSURANCE CONSENT FORM

INSTRUCTIONS:
Please mark appropriate boxes in each section and sign below.

------------------------------------------------------------------------------------------------------------------------------------
1.

[x] YES,  I, _________________ LINDA C. SMITH ________________      ____ 333/33/3333 ____       ____ F ____       ____ 10/21/45 ____
             PRINT NAME OF PROPOSED INSURED                            SOCIAL SECURITY#             SEX             DATE OF BIRTH

    do hereby consent to have insurance purchased on my life by _________________________ ABC Corp _________________________________
                                                                                         (EMPLOYER)

[ ] NO, I, _________________________________________ , do not want the [Employer] to purchase insurance on my life.
           PRINT NAME OF PROPOSED INSURED
2.

[x] I agree and understand that the [Employer] will be the Owner and the Beneficiary of the insurance contract.

[ ] I agree and understand that the Owner and the Beneficiary of the insurance contract will be as stated in the application for coverage.

3.

[x] YES, I have not been absent from work due to illness or medical treatment for a period of more than 5 consecutive days in the last 90 days; and I have been actively at work, full time, performing all duties of my regular occupation, at the customary place of employment (exclusive of weekends, holidays and vacation) for the last 90 days.

[ ] NO, I have not been actively at work as described above. The reasons for my absence(s) are as follows:

    ____________________________________________________________________________________________________________________________

    ____________________________________________________________________________________________________________________________

    ____________________________________________________________________________________________________________________________

4.

[ ] YES, I have used tobacco within the past 24 months.
Please state the type of tobacco used and the frequency of usage: ______________________________________________________________

[x] NO, I have not used tobacco within the past 24 months.


    X __________________ LINDA C. SMITH __________________________            __________________ 4/29/99 _______________________
      SIGNATURE OF PROPOSED INSURED                                                               DATE

      _____________123 NOWHERE STREET__________________   _____SOMEWHERE____   _______ TX _______   _________ 77777 ____________
      ADDRESS                                             CITY                 STATE                ZIP


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CM 1017-99
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                                              AMERICAN GENERAL LIFE INSURANCE COMPANY
                                                         -----------------
                                                         Corporate Markets
                                                         -----------------
                                                    Home Office: Houston, Texas
                                                    LIFE INSURANCE CONSENT FORM

INSTRUCTIONS:
Please mark appropriate boxes in each section and sign below.

------------------------------------------------------------------------------------------------------------------------------------
1.

[x] YES,  I, _________________ LINDA C. SMITH ________________      ____ 333/33/3333 ____       ____ F ____       ____ 10/21/45 ____
             PRINT NAME OF PROPOSED INSURED                            SOCIAL SECURITY#             SEX             DATE OF BIRTH

    do hereby consent to have insurance purchased on my life by _________________________ ABC Corp _________________________________
                                                                                         (EMPLOYER)

[ ] NO, I, _________________________________________ , do not want the [Employer] to purchase insurance on my life.
           PRINT NAME OF PROPOSED INSURED
2.

[x] I agree and understand that the [Employer] will be the Owner and the Beneficiary of the insurance contract.

[ ] I agree and understand that the Owner and the Beneficiary of the insurance contract will be as stated in the application for coverage.

3.

[x] YES, I have not been absent from work due to illness or medical treatment for a period of more than 5 consecutive days in the last 90 days; and I have been actively at work, full time, performing all duties of my regular occupation, at the customary place of employment (exclusive of weekends, holidays and vacation) for the last 90 days.

[ ] NO, I have not been actively at work as described above. The reasons for my absence(s) are as follows:

    ____________________________________________________________________________________________________________________________

    ____________________________________________________________________________________________________________________________

    ____________________________________________________________________________________________________________________________

4.

[ ] YES, I have used tobacco within the past 24 months.
Please state the type of tobacco used and the frequency of usage: ______________________________________________________________

[x] NO, I have not used tobacco within the past 24 months.


    X __________________ LINDA C. SMITH __________________________            __________________ 4/29/99 _______________________
      SIGNATURE OF PROPOSED INSURED                                                               DATE

      _____________123 NOWHERE STREET__________________   _____SOMEWHERE____   _______ TX _______   _________ 77777 ____________
      ADDRESS                                             CITY                 STATE                ZIP


------------------------------------------------------------------------------------------------------------------------------------
CM 1017-99
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